June 10, 2004

DREYFUS CASH MANAGEMENT

DREYFUS CASH MANAGEMENT PLUS, INC.

Supplement to Combined Prospectus dated June 1, 2004

     On Friday, June 11, 2004, net asset value of the fund will be calculated at 12:00 Noon, Eastern Standard Time. Purchase and redemption transactions placed in proper form, including Federal Funds received by such time, will be effected at the share price determined at 12:00 Noon on that day.

0719s0604